Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of T-NETIX, Inc. on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission, I, Henry G. Schopfer III, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of T-NETIX, Inc.

By:	/s/ HENRY G. SCHOPFER III

Henry G. Schopfer III
Chief Financial Officer

August 7, 2003